RX FUNDS TRUST

(formerly the American Independence Funds Trust II)

(THE “TRUST”)

SUPPLEMENT DATED AUGUST 11, 2015

TO THE

SUMMARY PROSPECTUS

DATED AUGUST 5, 2015

RX TRADITIONAL ALLOCATION FUND (formerly the Rx MAR Tactical Aggressive Growth Fund) (TICKERS: RXAIX, RXAAX, RXACX)

(the “Fund”)

This supplement to the Summary Prospectus dated August 5, 2015 updates certain information with respect to Institutional Class shares and Class C shares of the Rx Traditional Allocation Fund.

Effective August 13, 2015, the tickers for the Institutional Class shares and Class C shares of the Fund will be changed as noted below:

Fund Name and Class	Current Ticker	New Ticker

Rx Traditional Allocation Fund
Institutional Class	RXAIX	FMSQX
Class C	RXACX	FMTSX

The tickers for Class A shares of the Fund will not change and the CUSIP identifiers for all classes of the Fund will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE